UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported): June 29, 2018

SeaSpine Holdings Corporation
(Exact name of Registrant as Specified in Charter)

Delaware	001-36095	47-3251758
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5770 Armada Drive
Carlsbad, California	92008
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (760) 727-8399
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [X]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 29, 2018, the Board of Directors of SeaSpine Holdings Corporation (the “Company”) approved the SeaSpine Holdings Corporation 2018 Employment Inducement Incentive Award Plan (the “Inducement Plan”). The terms of the Inducement Plan are substantially similar to the terms of the Company’s 2015 Incentive Award Plan with two principal exceptions: (1) incentive stock options may not be granted under the Inducement Plan; (2) there are no annual limits on awards that may be issued to an individual under the Inducement Plan; and (3) awards granted under the Inducement Plan are not required to be subject to any minimum vesting period. The Inducement Plan was adopted by the Company’s Board of Directors (the “Board”) without stockholder approval pursuant to Rule 5635(c)(4) of the Nasdaq Listing Rules.

The Board has initially reserved 2,000,000 shares of the Company’s common stock for issuance pursuant to awards granted under the Inducement Plan. In accordance with Rule 5635(c)(4) of the Nasdaq Listing Rules, awards under the Inducement Plan may only be made to an employee who has not previously been an employee or member of the Board or of any board of directors of any parent or subsidiary of the Company, or following a bona fide period of non-employment by the Company or a parent or subsidiary, if he or she is granted such award in connection with his or her commencement of employment with the Company or a subsidiary and such grant is an inducement material to his or her entering into employment with the Company or such subsidiary.

A complete copy of the Inducement Plan and the forms of award agreements to be used thereunder will be filed as exhibits to the Company’s Quarterly Report on Form 10-Q for the quarter ending June 30, 2018, and are hereby incorporated herein by reference. The above summary of the Inducement Plan does not purport to be complete and is qualified in its entirety by reference to such exhibits.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 2, 2018	SeaSpine Holdings Corporation

By:	/s/ Patrick Keran
Name:	Patrick Keran
Title:	Vice President, General Counsel